UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2026

Suncrete, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43227	39-4989597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

521 E. 2nd Street

Tulsa, Oklahoma 74120

(Address of principal executive offices, including zip code)

(918) 355-5700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 29, 2026, Suncrete, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of the Company’s acquisition of Hope Concrete, LLC, a Texas limited liability company (“Hope Concrete”), and its subsidiaries, Lafayette Concrete Division LLC, a Louisiana limited liability company, and Baton Rouge Concrete Division LLC, a Louisiana limited liability company, pursuant to that certain Membership Interest Purchase Agreement, dated as of April 28, 2026, by and between Concrete Partners, LLC, Suncrete Intermediate, Inc., Hope Concrete Intermediate Holdings, LLC, and certain owners of Hope Concrete signatory thereto (the “Acquisition”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to provide the historical financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were omitted from the Original Report as permitted by paragraphs (a)(3) and (b)(2) of Item 9.01 of Form 8-K.

The presentation of the Target Financial Statements (defined below), including the level of detail provided therein, is not necessarily indicative of how the Company intends to present its financial results in the future. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. Such pro forma financial information does not purport to represent the actual results of operations that the Company would have achieved had it completed the Acquisition prior to the periods presented in the pro forma financial information, and it is not intended as a projection of the future results of operations that the Company may achieve after the Acquisition. No other amendments are being made to the Original Form 8-K by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Hope Concrete, LLC and accompanying notes related thereto as of and for the fiscal years ended December 31, 2025 and 2024, are filed herewith as Exhibit 99.1 (the “Target Financial Statements”).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, the unaudited pro forma condensed combined statement of comprehensive income for the fiscal year ended December 31, 2025, and the accompanying notes related thereto are as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of Hope Concrete, LLC and accompanying notes related thereto as of and for the fiscal years ended December 31, 2025 and 2024.

99.2	Unaudited pro forma condensed combined financial information of Suncrete, Inc. and accompanying notes related thereto as of and for the fiscal year ended December 31, 2025. (Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on May 11, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCRETE, INC.

Date: May 11, 2026	By:	/s/ Randall Edgar
		Name:	Randall Edgar
		Title:	Chief Executive Officer